UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
__________________________________________

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

April 13, 2011
Date of Report (Date of earliest event reported)

    FOREST LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5438 (Commission File Number)	11-1798614 (IRS Employer Identification No.)

909 Third Avenue New York, New York (Address of principal executive offices)		10022-4731 (Zip Code)

(212) 421-7850
(Registrant's telephone number, including area code)

                                                None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

The purpose of this Current Report on Form 8-K/A is solely to correct the date (and references thereto) of the Report of Independent Certified Public Accountants (the Report) for the Audited Consolidated Balance Sheet of Clinical Data, Inc. as of March 31, 2011, and the related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for the year ended March 31, 2011 and the notes thereto (the Clinical Data Financial Statements), which was included as part of Exhibit 99.1 to the Current Report on Form 8-K/A that was filed with the Securities and Exchange Commission (the SEC) on June 24, 2011 (the Prior Filing).  No other changes have been made to the Report or the Clinical Data Financial Statements, both of which are attached hereto as Exhibit 99.1 and amend and replace the Exhibit 99.1 that was attached to the Prior Filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
23	Consent of Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Balance Sheet of Clinical Data as of March 31, 2011, and the related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for the year ended March 31, 2011, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2011

Forest Laboratories, Inc.
(Registrant)

/s/ Francis I. Perier Jr.
Francis I. Perier, Jr.
Executive Vice President - Finance and Administration and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
23	Consent of Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Balance Sheet of Clinical Data as of March 31, 2011, and the related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for the year ended March 31, 2011, and the notes thereto.